SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 10, 2002
Date of earliest event reported: January 8, 2002

AVIRON
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-20815	77-0309686
(Commission File No.)	(IRS Employer Identification No.)

297 N. BERNARDO AVENUE
MOUNTAIN VIEW CALIFORNIA 94043
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 919-6500

ITEM 5. OTHER EVENTS.

     On January 8, 2002, we issued a press release announcing submission to the U.S. Food and Drug Administration (FDA) a formal reply to the complete response letter the FDA sent us on August 31, 2001 relating to our Biologics License Application for FluMist™, our investigational intranasal influenza vaccine. A copy of the press release is attached as an exhibit hereto and incorporated by reference herein in its entirety.

ITEM 7. EXHIBITS.

     Exhibit 99.1 Press Release, dated January 8, 2002, entitled “Aviron Replies to Complete Response Letter.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVIRON

Dated: January 10, 2002	By:	/s/ C. Boyd Clarke

C. Boyd Clarke Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit 99.1	Press Release, dated January 8, 2002, entitled “Aviron Replies to Complete Response Letter”